UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

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  ☐    Preliminary Proxy Statement

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  ☑   Definitive Proxy Statement

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  ☐ Soliciting Material Pursuant to §240.14a-12

Alpha Innotech Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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This Amendment No.1 to DEF 14A is being filed to correct the following errors:

In the table "Security Ownership by Certain Beneficial Holders" the last line item "All Directors and Executive Officers as a group (9 people)" has been amended to include 1,471,998 shares owned by ETP/FBR Venture Capital LLC. As described in footnotes 6, 11 and 12, William Snider is a general partner of ETP/FBR Venture Capital LLC and is deemed to have shared power to vote and dispose of these shares. The line item for Mr. Snider was correct in the original and has not been amended.

In the table "2007 Summary Compensation Table" the total compensation listed in the last column in five of the six line items has been amended to subtract the numerical value of the year listed in the first column of each line (2,007 or 2,006) mistakenly included in the original.

In the table "Equity Compensation Plan Information" the first sentence of footnote 1 has been amended to correct the date, changing "as of December 31, 2006" to "as of December 31, 2007."

Other formatting or typographical changes that do not alter values or the meaning of information originally presented have been made elsewhere.

Alpha Innotech Corp.

Notice Of Annual Meeting Of Stockholders

To Be Held June 17, 2008

      The Annual Meeting of Stockholders of Alpha Innotech Corp. (the “Company”) will be held on Tuesday, June 17, 2008 at 10:00 A.M. local time at the Company’s headquarters located at 2401 Merced Street, San Leandro, California 94577, for the following purposes, as more fully described in the accompanying Proxy Statement:

                                       1.  To elect seven directors to hold office until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualified.

                                       2.  To ratify the appointment of Rowbotham & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008.

                                       3.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      Only stockholders of record at the close of business on April 25, 2008 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.  A list of stockholders entitled to vote at the meeting will be available for inspection at the Company’s headquarters for at least 10 days prior to the meeting, and will also be available for inspection at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Ronald Bissinger
Chief Executive Officer

San Leandro, California
April 28, 2008

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

Alpha Innotech Corp.
2401 Merced Street, San Leandro, California 94577
510-483-9620

PROXY STATEMENT

2008 ANNUAL MEETING OF STOCKHOLDERS

Alpha Innotech Corp. (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 17, 2008 at 10:00 A.M. local time, at the Company’s headquarters located at 2401 Merced Street, San Leandro, California 94577 and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to stockholders on or about May 13, 2008. Only holders of the Company’s common stock as of the close of business on April 25, 2008 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 10,712,576 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement, and for the ratification of the appointment of Rowbotham & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 2401 Merced Street, San Leandro, California 94577 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

CURRENT BOARD OF DIRECTORS

The name, age and position of each member of the Board of Directors of the Company is set forth below:

Name	Age	Position	Director Since
William Snider	38	Chairman of the Board	2002	(1)
Haseeb Chaudhry	42	Vice-Chairman	1992	(1)
Ronald Bissinger	57	Chief Executive Officer, Chief Financial Officer and Director	2006
Michael D. Bick, Ph. D.	63	Director	1991	(2)
James H. Chamberlain	60	Director	1998	(2)
Gus Davis	60	Director	2007
Joseph Keegan	54	Director	2007

(1)
Previously was a member of the board of directors of Alpha Innotech Corporation (“Alpha CA”) and a member of the combined company board of directors since the merger of Xtrana, Inc. with Alpha CA on October 3, 2005 (the “Merger”).

(2)	Was a member of the board of directors of Xtrana, Inc. prior to the Merger.

At the Annual Meeting, the stockholders will vote on the election of the following nominees to serve for one-year terms until the annual meeting of stockholders in 2009 and until their successors are elected and qualified.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to the Board of Directors:

WILLIAM SNIDER has been a Director since October 2005 and Chairman of the Board of Directors since December, 2005. Mr. Snider co-founded and has been Managing Partner of BroadOak Capital Partners, a life sciences focused investment banking firm, since 2006. In 2000 he co-founded Emerging Technology Partners, LLC. (“ETP”), a life sciences focused venture capital firm, where he remained until 2006. Prior to ETP he was vice president and portfolio manager at T. Rowe Price. Mr. Snider’s current and past directorships include Atto Biosciences and Marligen Biosciences. Bill holds a B.S. in Finance from the University of Pennsylvania and an M.B.A. from the Wharton School at the University of Pennsylvania.

HASEEB CHAUDHRY has been a Director since October 2005, and Vice Chairman of the Board of Directors since September 2006. Mr. Chaudhry served as Chief Executive Officer of the Company from October 2005 until September 2006.  Mr. Chaudhry co-founded Alpha Innotech Corporation (“Alpha CA”), our wholly owned subsidiary, in 1992 and served as its Chief Executive Officer from 2001 until June 2007. Mr. Chaudhry  has over 15 years of  experience  in strategic  planning,  business  development,  sales and  marketing  and managing technology and application development. Prior to founding Alpha CA, Mr. Chaudhry was involved with a start-up company, American Synthesis, which sold and marketed customized oligonucleotides, reagents, chemicals and scientific instruments.  He holds a B.A. degree in Genetics from the University of California, Berkeley.

RONALD H. BISSINGER has served as our Chief Executive Officer since September 2006, and as Chief Operating Officer and Chief Financial Officer since March 2006. Mr. Bissinger brings over 30 years experience in finance, manufacturing, business development and mergers and acquisitions to Alpha Innotech. Prior to joining the company, from 2003 to 2006, he was an independent consultant to emerging life sciences companies, including Alpha Innotech. From 2003 to 2004 Mr. Bissinger was Chief Financial Officer of Accela and from 2002 to 2003 Executive Vice President of PointBase, both of which were software companies. From 1999 to 2001 he was Chief Financial Officer of Lexar through the semiconductor company’s initial public offering on the NASDAQ, and from 1998 to 1999 he was Vice President of Finance and Business Development and Chief Financial Officer of Ultradata, an enterprise software company trading on the NASDAQ. Mr. Bissinger began his career in technology development and commercialization with Exxon, General Electric and Siemens. Mr. Bissinger holds a B.S. in Chemical Engineering from Clarkson University, an M.S. in Chemical Engineering from the University of California, Berkeley, and an M.B.A. from the University of Denver.

MICHAEL D. BICK, PH.D., previously served as Chairman of the Board of Xtrana, Inc. and its predecessor company, Biopool International, from July 1993 until the closing of the Merger and has been a director of Alpha Innotech since October 2005. Dr. Bick also served as Chief Executive Officer of Biopool International from August 1991 until August 2000. He is currently Chairman and Chief Executive Officer of Portable Information Management Systems, Inc., a consumer oriented Medical Informatics company. In 1988, Dr. Bick founded Medical Diagnostic Technologies, Inc., a medical device company, and was Chief Executive Officer thereof until it was acquired by Biopool International in January 1992.  Prior to that date, he was co-founder and president of a privately held medical device firm for ten years. Dr. Bick received a Ph.D. in Molecular Biology from the University of Southern California in 1971 and was  affiliated  with the  Harvard  Medical  School  and Children's  Hospital  Medical  Center in Boston  carrying  out research in human genetics from 1971 to 1974.  Dr. Bick was a staff member of the Roche Institute of Molecular Biology from 1974 to 1978.  Dr.  Bick has served on the Board of Counselors of the School of Pharmacy, University of Southern California, is a Charter Member of the Keiretsu Forum of Southern California, and is a Director of VCBio. He has served as an advisor to numerous early stage life sciences companies.

JAMES H.  CHAMBERLAIN has been a Director since October 2005. He was appointed as the interim Chief Executive Officer and Chief Financial Officer of Xtrana, Inc. in March 2004 and served in that position until the closing of the Merger.  Since November 2000, Mr. Chamberlain has served as a director of the West Virginia University Foundation.  Mr. Chamberlain  founded  BioSource  International,  Inc., a Nasdaq  National Market System  company  dedicated  to the  research,  development,  manufacturing,  and marketing of biomedical  products to the  diagnostic  and research  markets,  in 1989.  Mr. Chamberlain retired as a director of BioSource and as its Chairman, President, and Chief Executive Officer in 2000.  Prior to BioSource, Mr. Chamberlain was the Manager of Business Development for Amgen, Inc.  Mr. Chamberlain also serves on the Boards of Directors of Marligen and Cerionx, both private companies in the biotechnology industry. Mr. Chamberlain received a B.S degree in Biology and Minor in Chemistry from West Virginia University in 1969 and attended the M.B.A. Executive Program at Pepperdine University in 1981.

JOSEPH D. KEEGAN, PH.D., has been a Director since June 2007.  Dr. Keegan was President and Chief Executive Officer of Molecular Devices Corporation from March 1998 until April 2007. From 1992 to 1998, Dr. Keegan served in various positions at Becton Dickinson and Company, a research and diagnostic company, including the positions of Vice President, Sales and Service, Vice President, General Manager of the Immunocytometry Systems Division, and President of the Worldwide Tissue Culture Business. From 1987 to 1992, he was employed by LEICA, Inc., a microscope manufacturer, where he held various senior management positions. Dr. Keegan is a member of the Scientific Advisory Board of Optra Systems, a software tool company specializing in optical recognition and algorithm systems. Dr. Keegan holds a Ph.D. in Chemistry from Stanford University.

GUS E. DAVIS has been a Director since June 2007.  Mr. Davis has been a management consultant since 2001. From 1993 to 2001 he was Chief Operating Officer of  BioSource  International,  Inc., a Nasdaq  National Market System  company  dedicated  to the  research,  development,  manufacturing,  and marketing of biomedical  products to the  diagnostic  and research  markets. Mr. Davis began his career in the life sciences industry over thirty years ago with Amersham Corporation, served as Southern Regional Manager for Pharmacia Biotechnology from 1982 to 1991, and served as Vice-President of Sales and Marketing for Genosys Biotechnology from 1991 to 1993.

There are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership.  In selecting candidates for appointment or re-election to the Board, the current Board considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that members of the Company’s audit committee meet financial literacy and sophistication standards and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Stockholder Nominees. The Board will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2009 Annual Meeting” below.

Process for Identifying and Evaluating Nominees. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors.    If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought.  Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Board deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate's qualifications and check relevant references. Candidates meriting serious consideration will meet with all members of the Board.  Based on this input, the Board will evaluate which of the prospective candidates is qualified to serve as a director and whether the candidate should be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director.  Although the Company has not adopted a formal policy with respect to stockholder nominees, the Board expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2008 Annual Meeting. All of the nominees listed in this Proxy Statement, William Snider, Haseeb Chaudhry, James Chamberlain, Michael Bick, Ph.D., Ronald Bissinger, Joseph Keegan, Ph.D. and Gus Davis, are current directors standing for re-election.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that Gus Davis, Joseph Keegan, Ph.D., James Chamberlain, William Snider, and Michael Bick, Ph.D. are “independent” under the rules of the Nasdaq Stock Market.   Under applicable SEC and Nasdaq rules, the existence of certain “related party” transactions above certain thresholds between a director and the company are required to be disclosed and preclude a finding by the Board that the director is independent. In addition to transactions required to be disclosed under SEC rules, the Board considered certain other relationships in making its independence determinations, including James Chamberlain’s service as an interim CEO of Xtrana, Inc. (a “shell” company at that time) prior to the Merger and Mr. Snider’s affiliation with ETP/FBR Venture Capital, LLC, our 13.7% stockholder, and determined in that case such service and affiliation, respectively, did not impair their ability to exercise independent judgment on behalf of the company; therefore, we consider Mr. Chamberlain and Mr. Snider to be independent for our purposes.

DIRECTOR COMPENSATION

Effective December 7, 2005, each non-employee Director receives an annual cash retainer of $10,000. In addition, each non-employee Director receives a cash payment of $1,000 for attending each meeting of the Board of Directors in person and $250 for attending each meeting of the Board of Directors via teleconference. They are reimbursed for certain expenses in connection with attending Board and committee meetings.

The Company has also granted, and expects to continue to grant, non-employee directors options to purchase shares of the Company’s common stock. On June 19, 2007, the Company granted each of Michael Bick, James Chamberlain, Haseeb Chaudhry, Gus Davis, Joseph Keegan and William Snider an option to purchase 10,000 shares of common stock at an exercise price of $1.20 per share, to vest 1/12 monthly beginning June 19, 2007 for so long as such director continues to serve on the Board of Directors of the Company, to be fully vested June 19, 2008.

The fiscal 2007 compensation of our non-employee Directors is summarized as follows:

Director Compensation for Fiscal 2007

Name	Fees Earned or Paid in Cash		Stock Awards	Options Awards(1)	Total

William Snider	$14,500	(2)	$-	$13,687	$28,187
James Chamberlain	14,250		-	13,687	27,937
Michael Bick	14,500	(3)	-	13,687	28,187
Gus Davis	13,000	(3)	-	5,958	18,958
Joseph Keegan	13,000	(3)	-	5,958	18,958
Haseeb R. Chaudhry	14,250	(3)	-	13,687	27,937

1.	The amounts listed in the option awards column reflect the dollar amount recognized for financial statement reporting purposes calculated in accordance with FAS 123R.

2.	Includes $3,000 fees earned and accrued in 2007 but not paid.

3.	Includes $1,000 fees earned and accrued in 2007 but paid in 2008.

BOARD MEETINGS AND COMMITTEES

The Company’s Board of Directors met five times during fiscal 2007.  The audit committee met three times during fiscal 2007.  The members of the compensation committee did not have any formal meetings, but met informally and records of the committee’s actions and determinations were incorporated as a part of the minutes and actions of the Board. Each member of the Board attended 75% or more of the aggregate of (i) total number of Board meetings, and (ii) total number of meetings of committees on which such director served.

The Board of Directors has standing audit, compensation and nominating committees.

Audit Committee. The audit committee currently consists of Gus Davis, Joseph Keegan, Ph.D., and William Snider (financial expert and Chairman). Because our common stock is quoted on the  OTC  Bulletin  Board®(OTCBB),  we are  not  subject  to the  listing requirements  of any securities  exchange or Nasdaq  regarding the membership of our audit committee.  However, our Board has determined that Gus Davis, William Snider and Joseph Keegan, Ph.D. are independent directors under the rules of the Nasdaq Stock Market and each member of the audit committee is able to read and understand fundamental financial statements. The Board has determined that William Snider qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing the compensation of the independent accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants.

Compensation Committee. The compensation committee currently consists of Joseph Keegan, Ph.D., Michael Bick, Ph.D., and James Chamberlain (chairman).  The Board has determined that all members of the compensation committee are independent directors under the rules of the Nasdaq Stock Market. The compensation committee reviews and administers all compensation arrangements for all executive officers, including the Chief Executive Officer, including salary, bonus, and non-equity incentive plans. Executive officers do not set their own compensation. The compensation committee proposes for the approval of the Board all equity incentive plans. The compensation committee does not review cash compensation for non-executive level employees. When making compensation determinations, the compensation committee members communicate among themselves apart from the Board, and solicit input from third parties. The compensation committee does not retain compensation consultants.

 Nominating Committee. The nominating committee currently consists of Haseeb Chaudhry, James Chamberlain and Michael Bick. The Board has determined that each James Chamberlain and Michael Bick is an independent director under the rules of the Nasdaq Stock Market.  The nominating committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance.   We do not maintain a charter for the director nomination process.

The Compensation Committee Charter is attached hereto as Appendix A. The Audit Committee Charter was previously filed as Appendix A to the Definitive Notice and Proxy Statement filed May 1, 2006. Charters for the Company’s Audit and Compensation Committees will be posted on the Company’s website at: http://www.alphainnotech.com/Investors.aspx

COMMUNICATIONS WITH DIRECTORS

Stockholders who wish to communicate with our Directors to report complaints or concerns related to accounting, internal accounting controls or auditing may do so by contacting William Snider, Chairman of the Board and Chairman of the audit committee, at the following e-mail address: bsnider@broadoak.com.

The Company has a policy of encouraging all directors to attend the annual stockholder meetings. All of our directors attended the 2007 annual meeting.

CODE OF ETHICAL CONDUCT

The Company has adopted a code of ethical conduct that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethical conduct is posted on the Company’s website at: http://www.alphainnotech.com/Investors.aspx .

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS

The following table sets forth information regarding ownership of the Common Stock as of March 31, 2008 or earlier date for information based on filings with the Securities and Exchange Commission by (a) each person known to the Company to own more than 5% of the outstanding shares of the Common Stock, (b) each director and nominee for director of the Company, (c) the Company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)
Biotechnology Development Fund II (4) c/o BioAsia Management Investment 575 High Street, Suite 201 Palo Alto, CA 94301	1,962,662	(5)	18.18%
ETP/FBR Venture Capital, LLC(6) Six Taft Court, Suite 100 Rockville, MD 20850	1,471,998		13.74%
Darryl Ray, Ph.D.	1,184,112	(7)	10.91%
E-Health Holdings Limited(8) 15/F, Suite 1502, Chinachem Golden Plaza, 77 Mody Rd., Tsimshatsui East Kowloon, Hong Kong	893,009		8.34%
Officers and Directors
Haseeb Chaudhry	1,363,282	(9)	12.47%
Ronald H. Bissinger	327,396	(10)	3.01%
William Snider (11)	1,936,881	(12)	17.82%
Michael D. Bick, Ph.D.	129,167	(13)	1.20%
James H. Chamberlain	29,167	(14)	*
Joseph D. Keegan, Ph.D.	9,167	(15)	*
Gus E. Davis	9,167	(15)	*
Jeffrey Whitmore	175,000	(16)	1.63%
Siavash Ghazvini	225,144	(17)	2.09%
All Directors and Executive Officers as a group (9 people)	4,204,371		39.25%

*Less than 1%.

1.	Unless otherwise indicated, the address of each of the named individuals is c/o Alpha Innotech Corp., 2401 Merced Street, San Leandro, California 94577.

2.
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after March 31, 2008. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

3.
Based on a total of 10,712,576 shares of the Company’s common stock outstanding, plus warrants immediately exercisable and options that are currently exercisable or that will become exercisable within 60 days of March 31, 2008, beneficially owned by that person or entity.

4.
BioAsia, the general partner of Biotechnology Development Fund II, and Frank Kung, Anselm Leung, and Edgar Engleman, members of BioAsia, may be deemed to have shared power to vote and to dispose of these shares.

5.	Includes of 81,762 shares of common stock subject to currently exercisable warrants.

6.	William Snider, a general partner of ETP/FBR Venture Capital, LLC, is deemed to have shared power to vote and to dispose of these shares.

7.	Includes 1,042,909 shares of common stock and 141,203 shares of common stock subject to currently exercisable warrants.

8.	The directors of E-Health, Nina T.H. Wang and Joseph W.K. Leung, may be deemed to have shared power to vote and to dispose of these shares.

9.
Includes 1,142,909 shares of common stock held by the Haseeb Chaudhry and Chloe Chaudhry Family Revocable Trust. Includes 141,203 shares of common stock subject to currently exercisable warrants and 79,170 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2008.

10.
Includes 180,000 shares of restricted common stock and 147,396 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2008.

11.	William Snider is a general partner of ETB/FBR Venture Capital, LLC.

12.
Includes 60,000 shares of common stock, 250,000 shares of restricted common stock and 154,882 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2008. Also includes 1,471,998 shares owned by ETP/FBR Venture Capital, LLC; see notes 6 and 11 above.

13.
Includes 100,000 shares of common stock held by the Bick Trust and 29,167 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2008.

14.	Consists of 29,167 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2008.

15.	Consists of 9,167 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2008.

16.	Consists of 175,000 shares of restricted common stock.

17.
Consists of 12,000 shares of common stock, 175,000 shares of restricted common stock, and 37,644 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to our Code of Ethical Conduct and the audit committee charter, our executive officers, directors and employees must disclose transactions involving actual or apparent conflicts of interest, such as related party transactions, to the chairman of the audit committee.  The audit committee is charged with reviewing and approving all related party transactions.

Article VII of our Certificate of Incorporation provides that the Company shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2007, such SEC filing requirements were satisfied.

EXECUTIVE COMPENSATION

The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by all persons serving as the principal executive officer (the “PEO”), the two most highly compensated executive officers other than the PEO whose salary and bonus for the fiscal year 2007 exceeded $100,000, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of 2007. Collectively, these are the “Named Executive Officers”.

2007 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Options Awards ($)		Non-Equity Incentive Plan Compensation ($)		Total ($)
Ronald H. Bissinger, CEO, COO and CFO	2007	$190,833	$97,000	(1)	$45,000	(2)	$68,957	(3)	$-		$401,790
	2006	139,038	20,000	(4)	-		75,756	(5)	-		234,794
Jeffrey Whitmore, VP Global Sales	2007	175,008	-		43,750	(6)	-		117,450.00	(7)	336,208
	2006	16,603	-		-		-		-		16,603
Siavash Ghazvini, VP Marketing and Business Development	2007	182,292	60,500	(8)	43,750	(9)	6,694	(10)	-		293,236
	2006	156,308	102,029	(11)	-		-		-		258,337

*The value of the stock and option awards has been computed in accordance with Statement of Financial Standards (SFAS) No. 123R, “Share-Based Payment,” which requires that we recognize as compensation expense the value of all stock-based awards, including stock options, granted to employees in exchange for services over the requisite service period, which is typically the vesting period.  For more information, see Note 1 in the Notes to Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 31, 2008.

1.	Bonus paid pursuant to the Employment Agreement filed as Exhibit 10.1 to Form 8-K filed July 20, 2007. Includes $25,000 accrued but not paid as of April 28, 2008.
2.	Includes value of restricted stock award February 14, 2007.
3.	Includes value of options vesting in 2007 (originally granted April 10, 2006 and February 14, 2007).
4.	Bonus paid pursuant to the Offer Letter filed as Exhibit 10.1 to Form 8-K filed March 9, 2006.
5.	Includes value of options granted pursuant to the Offer Letter filed as Exhibit 10.1 to Form 8-K filed March 9, 2006.
6.	Includes value of restricted stock grant February 14, 2007.
7.	Consists of commissions. Includes $30,000 commissions earned and accrued in 2007 but not paid as of April 28, 2008.
8.	Includes $15,000 bonus earned and accrued in 2007 but not paid as of April 28, 2008.
9.	Includes value of restricted stock award February 14, 2007.
10.	Includes value of options vesting in 2007 (originally granted May 25, 2006).
11.	Includes $60,000 bonus earned and accrued in 2006 but paid in 2007.

An Employment Agreement was executed between the Company and Ron Bissinger dated July 17, 2007 which provides for an annual base salary of $190,000 and other benefits including a monthly car allowance in the amount of $800 and an annual bonus in the amount of up to $100,000. The Employment Agreement also includes certain benefits upon a Change in Control of the Company as further described below under the heading Change of Control Arrangements. On February 14, 2007, Mr. Bissinger  received a restricted  stock award of 180,000 shares of the Company's Common Stock, such award to vest over a three-year period with 1/3 of the shares  vesting one year from February 14, 2007,  and at a rate of 1/36th of the  shares  per  month  for  the  remaining  24  months,  for so long as Mr. Bissinger continues to be employed by the Company.  On February 14, 2007, Mr. Bissinger also received an option to purchase 45,000 shares of Common Stock with the exercise price of $0.90 per share, such option to vest over a four-year period with 25% of the shares vesting one year from February 14, 2007,  and at a rate of 1/48th of the  shares  per  month  for the remaining 36 months,  for so long as Mr. Bissinger continues to be employed by the Company.

Outstanding Equity Awards at Fiscal Year End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price ($)	Options Expiration Date	Number of Shares or Units of Stock that Have Not Vested (1)	Market Value of Shares or Units of Stock that Have Not Vested (2)
Ronald Bissinger	112,500	87,500	$1.53	4/10/16	180,000	$162,000
	-	45,000	0.90	2/14/17
Siavash Ghazvini	25,144	-	2.62	9/16/13	175,000	157,500
	9,896	15,104	1.35	5/25/16
Jeffrey Whitmore	-	-	-	-	175,000	157,500

*All options granted at fair market value based on the closing price of our stock on the day of the grant.

1.
All stock awards reported in this column vest over three years from the grant date of February 14, 2007 where one third of the shares will vest at February 14, 2008 and the remaining two thirds of the shares vest on a monthly basis for the remaining two years.

2.	Assumes a stock price of $0.90 a share, which was the closing market price of the Company's stock on December 31, 2007 (the last trading day of fiscal 2007).

Change of Control Arrangements

Under the terms of the 2006 Equity Incentive Plan, in the event of a Change of Control, options and stock awards that are not assumed or substituted by the successor corporation become vested and exercisable as to 100% of the otherwise unvested shares. If such options and stock awards are assumed or substituted, and the holder of the options or stock is involuntarily terminated by the successor corporation at the time of or within twelve months of the Change of Control, such assumed or substituted options and stock awards shall similarly become vested and exercisable as to 100% of the otherwise unvested shares.

Under the terms of the Employment Agreement between the Company and Ronald Bissinger dated July 17, 2007, in the event of a Change of Control, Mr. Bissinger's unvested options and stock immediate vest and, if he is terminated within nine months of the Change of Control, Mr. Bissinger will continue to reeceive his salary for nine months, he will be paid his annual target bonus amount, and he will be provided medical and life insurance for nine months.

The following  table that shows value received by each Named Executive Officer had a Change of Control event occurred on December 31, 2007:

	Potential Benefits Upon a Change in Control			Potential Post-Termination Benefits
Name	Intrinsic Value of Accelerated Stock Options(1)	Intrinsic Value of Accelerated Restricted Stock		Estimated Severance Pay
Ronald Bissinger	$-	$162,000	(2)	$177,773	(3)
Siavash Ghazvini	-	157,500	(4)	-
Jeffrey Whitmore	-	157,500	(4)	-

1.	All outstanding options have exercise prices that equal or exceed the closing price on December 31, 2007, and therefore had no intrinsic value as of that date.
2.	Mr. Bissinger received an award of 180,000 shares of restricted stock on February 14, 2007.
3.	Includes the value of post-termination benefits to be provided pursuant to the Employment Agreement with the Company dated July 17, 2007.
4.	Mr. Ghazvini and Mr. Whitmore each received an award of 175,000 shares of restricted stock on February 14, 2007.

REPORT OF THE AUDIT COMMITTEE

 Under the guidance of a written charter adopted by the Board of Directors and attached as Appendix A to the definitive proxy statement filed May 1, 2006, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent accountants. One member of the Audit Committee meets the independence requirements of Nasdaq National Market.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-KSB, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended 2007 with the Company’s management and the independent accountants;

•
discussed with Rowbotham & Company LLP, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•
reviewed the written disclosures and the letter from Rowbotham & Company LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Rowbotham & Company LLP are compatible with maintaining their independence;

•
based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended 2007 filed with the Securities and Exchange Commission; and

•	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE

William Snider, Chairman
Joseph Keegan, Ph.D.
Gus Davis

Principal Accountant Fees and Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Rowbotham & Company LLP for fiscal 2006 and 2007.

	2006	2007
Audit Fees(1)	$80,000	$96,000
Audit-Related Fees(2)	28,821	26,951
Tax Fees(3)	14,500	22,250
All other Fees(4)	5,954	4,643
Total	$129,275	$149,843

_____________________

(1)
Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statement and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultations and services and other attestation services.
(3)	Represents fees in connection with preparation of our federal and state tax returns.
(4)	Other tax consultation.

Non-audit services of the auditor are reviewed and approved by the audit committee. Other than preparation of tax returns and other tax consultation, the auditor does not provide non-audit services.

Equity Compensation Plan Information

The following table provides information as of December 31, 2007 with respect to the shares of the Company’s Common Stock that may be issued under all of the Company’s existing equity compensation plans including the Amended and Restated 1999 Stock Option Plan (the “1999 Plan”), the 2000 Stock Incentive Plan (the “2000 Plan”), the 2001 Milestone Stock Option Plan (the “2001 Milestone Plan”), and the Equity Incentive Plan (the “2006 Plan”).

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options and Warrants	Weighted Average Exercise Price of Outstanding Options and Warrants	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by stockholders	965,663	$1.88	1,091,391	(1)
Equity compensation plans not approved by stockholders(2)	1,087,581	1.61	—
Total	2,053,244		1,091,391

(1)
Includes a total of 1,091,391 shares of common stock remaining available for future issuance under our 2000 Plan and 2006 Plan as of December 31, 2007.  Does not include shares to be added to the 2006 Plan pursuant to an “evergreen” provision that automatically increases on the first business day of each fiscal year beginning January 1, 2007 the lesser of an additional (i) 500,000 shares of Common Stock, (ii) 5% of the outstanding shares of capital stock on such date, or (iii) an amount determined by the Board. None of the Company's other plans has an “evergreen” provision.

(2)
Includes information for the 1999 Stock Plan and the 2001 Milestone Plan assumed by the Company in connection with the acquisition of Alpha CA on October 5, 2005. A copy of the 1999 Plan is available as Exhibit 10.1, and a copy of the 2001 Plan is available as Exhibit 10.2, to the Form 8-K filed by the Company on October 7, 2005. Prior to our acquisition of Alpha CA, the stockholders of Alpha CA approved these plans. Also includes a total of 619,530 shares of common stock to be issued under the terms of warrants and 100,000 shares of common stock subject to options that are currently exercisable that were issued to the Chairman of the Board outside any of the stock plans.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of  seven directors to serve for a one-year term until the 2009 annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors has nominated William Snider, Haseeb Chaudhry, Michael D. Bick, Ph.D., James H. Chamberlain, Ronald H. Bissinger, Joseph D. Keegan, Ph.D., and Gus E. Davis for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “for” the election of William Snider, Haseeb Chaudhry, Michael D. Bick, Ph.D., James H. Chamberlain, Ronald H. Bissinger, Joseph D. Keegan, Ph.D., and Gus E. Davis as directors.

 Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election William Snider, Haseeb Chaudhry, Michael D. Bick, Ph.D., James H. Chamberlain, Ronald H. Bissinger, Joseph D. Keegan, Ph.D. and Gus E. Davis.

PROPOSAL 2 —— RATIFICATION OF INDEPENDENT AUDITORS

At the Annual Meeting, the stockholders will be asked to ratify the appointment of Rowbotham & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008. Representatives of Rowbotham & Company LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “for” the ratification of the appointment of Rowbotham & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDERS SHARING THE SAME ADDRESS

In accordance with notices previously sent to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Stockholders may request a copy by contacting the bank, broker or other holder of record, or the Company by writing at 2401 Merced Street, San Leandro, California 94577 or by telephone at: (510) 483-9620. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not later than 60 days nor more than 90 days prior to the meeting; provided however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders, this advance notice must be received not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. Each stockholder’s notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner.

A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.

Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2009 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 2401 Merced Street, San Leandro, California 94577, on or before January 7, 2009.

Securities and Exchange Commission rules and regulations provide that if the date of the our 2009 Annual Meeting is advanced or delayed more than 30 days from the date of the 2008 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2009 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2009 Annual Meeting. Upon determination by us that the date of the 2009 Annual  Meeting  will be advanced or delayed by more than 30 days from the date of the  2008 Annual  Meeting, we will  disclose  such  change  in the earliest possible Quarterly Report on Form 10-Q.

By Order of the Board of Directors
Ronald Bissinger Chief Executive Officer
San Leandro, California

April 28, 2008

APPENDIX A

Alpha Innotech Corp

Charter for the Compensation Committee
of the Board of Directors

Purpose

The purposes of the Compensation Committee (the “Committee”) established pursuant to this charter are to assist the Company's Board of Directors (the "Board") in the discharge of its responsibilities with respect to compensation for the Company’s executive officers and independent directors, report annually to the Company’s stockholders on executive compensation matters, administer the Company’s equity-based compensation plans, and take or cause to be taken such other actions and address such other matters as the Board may from time to time authorize or permit the Committee to undertake or assume responsibility for.

Membership and Power to Act

The Compensation Committee will be comprised of at least two members of the Board of Directors.  Unless a chair is elected by the Board, the members of the Committee may designate a chair by vote of the Committee.

As long as the Company’s Common Stock remains publicly traded, each member of the Committee will be (1) “independent” as defined under applicable Nasdaq (or applicable stock exchange) rules (except as otherwise permitted under such rules), (2) a “non-employee director” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, and (3) as an “outside director” under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986.  These terms are more fully described in Exhibit A attached hereto.

The Board reserves the right at any time to revoke or change the authority delegated hereunder, and the Board simultaneously reserves to itself all authority delegated hereunder to the Committee.  This reservation of authority does not in any way limit the Committee’s authority to act definitively on matters delegated to it hereunder.

The Committee may act by unanimous written consent.

Responsibilities

The authority delegated to the Committee is set forth below.  This description of authority is intended as a guide and the Committee may act and establish policies and procedures that are consistent with these guidelines or are necessary or advisable, in its discretion, to carry out the intent of the Board in delegating such authority and to fulfill the responsibilities of the Committee hereunder.

1.           The Committee has exclusive authority to determine the amount and form of compensation paid to the Company’s Chief Executive Officer, and to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate the CEO in a manner consistent with its determinations.  The Committee will review at least annually the Chief Executive Officer’s performance, including in light of goals and objectives established for such performance, and in light of such review determine his or her compensation.

2.           The Committee has authority to determine the amount and form of compensation paid to the Company’s executive officers, officers, employees, consultants and advisors and to review the performance of such persons in order to determine appropriate compensation, as well as to establish the Company’s general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices.  The Committee has authority to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate such persons and to implement such policies and practices in a manner consistent with its determinations.  It is expected that the Committee may delegate its authority on these matters with regard to non-officer employees and consultants of the Company to officers and other appropriate Company supervisory personnel.

1

3.           The Committee has authority to administer the Company’s equity compensation plans, including without limitation to recommend and approve the adoption of such plans, to reserve and recommend the reservation of shares of Common Stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards.

4.           The Committee has authority to select, engage, compensate and terminate compensation consultants and such other advisors as it deems necessary and advisable to assist the Committee in carrying out its responsibilities and functions as set forth herein.  Compensation paid to such parties and related expenses will be borne by the Company and the Company will make appropriate funding available to the Committee for such purposes.

5.           The Committee may delegate its authority granted under this charter to a subcommittee of the Committee (consisting either of a subset of members of the Committee or, after giving due consideration to whether the eligibility criteria described above with respect to Committee members and whether such other Board members satisfy such criteria, any member of the Board).  In addition, to the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company (or other appropriate supervisory personnel) the authority to grant stock options and other stock awards to employees who are not executive officers or members of the Board of the Company or of any subsidiary of the Company.

6.           The Committee will prepare an annual report to the Company’s stockholders on executive compensation that will be included in the Company’s proxy statement for its annual stockholders’ meeting in accordance with the rules and regulations of the Securities and Exchange Commission.

7.           The Committee will make regular reports to the Board with respect to significant actions and determinations made by the Committee.

8.           The Committee will from time to time review this charter and make recommendations to the Board with regard to appropriate changes to the charter.

9.           The Committee will from time to time review its own performance and report on its conclusions in this regard to the Board.

10.         The Committee has the authority to perform such other activities and functions as are required by law, applicable stock exchange rules or provisions in the Company’s charter documents, or as are otherwise necessary and advisable, in its or the Board’s discretion, to the efficient discharge of its duties hereunder.

Reports

The Committee will record its actions and determinations in written form.  These records will be incorporated as a part of the minutes and actions of the Board.

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[Exhibit A]

1.           Independent Director.

The Compensation Committee must be composed solely of “independent” directors, as defined in Nasdaq Rule 4200(a)(15).  If the Compensation Committee is composed of at least three members, one non-independent director who is not a current officer or employee or family member of such person may serve on the Compensation Committee for up to two years.

The following would not be independent under Nasdaq Rule 4200(a)(15):

(a)           An officer or employee of the Company;

(b)           A director who has been employed by the Company within the past three years;

(c)           A director who received, or who had a family member who received, compensation from the Company of more than $100,000 during any twelve month period during the past three years, other than compensation to the director for Board service, compensation to a family member who is an employee but not an executive officer of the Company, or non-discretionary compensation;

(d)           A director who is the family member of any person who was an executive officer of the Company within the past three years;

(e)           A director who is a partner, executive officer, or controlling shareholder of any organization to which the Company made, or from which the Company received, payments that exceed 5% of the recipient’s gross revenues for that year, or $200,000, whichever is more, during the current or any of the past three years, other than payments arising solely from investment or charitable contribution matching programs;

(f)           A director who is an executive officer of another company where any of the Company’s executive officers has served on the compensation committee of the other company within the past three years;

(g)           A director who is a current partner of the Company’s outside auditors, or was a partner or employee of the Company’s outside auditor and worked on the Company’s audit during the past three years; or

(h)           Any person who has a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment

2.           Non-Employee Director.

Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 defines a Non-Employee Director as a director who:

(a)           Is not currently an officer (as defined in Rule 16a-1(f)) of the issuer or a parent or subsidiary of the issuer, or otherwise currently employed by the issuer or a parent or subsidiary of the issuer;

(b)           Does not receive compensation, either directly or indirectly, from the issuer or a parent or subsidiary of the issuer, for services rendered a s a consultant or in any capacity other than a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-B; and

(c)           Does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-B.

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3.           Outside Director.

Regulation 1.162-27(e)(3) promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, defines an Outside Director as a director who:

(a)           Is not a current employee of the publicly held corporation;

(b)           Is not a former employee of the publicly held corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;

(c)           Has not been an officer of the publicly held corporation; and

(d)           Does not receive remuneration from the publicly held corporation, either directly or indirectly, in any capacity other than as a director.  For this purpose, remuneration includes any payment in exchange for goods or services.

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YOUR VOTE IS IMPORTANT!

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

ALPHA INNOTECH CORP.

Proxy Solicited by the Board of Directors

for the Annual Meeting of Stockholders

to be Held June 17, 2008

     The undersigned hereby appoints William Snider and Haseeb Chaudhry or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Alpha Innotech Corp.  (the “Company”) to be held on June 17, 2008 at 10:00 A.M., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

     1.        To elect William Snider, Haseeb Chaudhry, Michael D. Bick, Ph.D., James H. Chamberlain, Ronald H. Bissinger, Joseph D. Keegan, Ph.D. and Gus E. Davis as directors, to hold office until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualified, the nominees listed below:

___	FOR All nominees listed (except as indicated below)	___	WITHHOLD AUTHORITY to vote (as to all nominees)

To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.

     2.    To ratify the appointment of Rowbotham & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008.

___ For	___ Against	___ Abstain

The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

Signature(s) of Stockholder(s)

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Date:___________, 2008

PLEASE COMPLETE, DATE AND SIGN THIS PROXY

AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.